UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                            reported) March 27, 2007

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                 001-32320                43-1883836
    ---------------------------   -------------------  -------------------------
          (State or Other             (Commission             (IRS Employer
          Jurisdiction of             File Number)         Identification No.)
           Incorporation)


                  1954 Innerbelt Business Center Drive
                          St. Louis, Missouri                           63114
                          -------------------                           -----
                (Address of Principal Executive Offices)             (Zip Code)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Principal Officers; Election of
---------------------------------------------------------------------------
Directors; Appointment of Principal Officers; Compensatory Arrangements of
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Certain Officers.
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         Effective March 27, 2007, the Compensation Committee (the "Committee")
of the Board of Directors of Build-A-Bear Workshop, Inc. (the "Company") established the 2007 performance objectives for the range of bonuses that may be paid to the Company's Chief Executive Bear, President and Chief Operating Bear, Chief Financial Bear, Treasurer and Secretary, Chief Marketing Bear and Chief Workshop Bear under the Build-A-Bear Workshop, Inc. 2004 Stock Incentive Plan (the "Plan"). The base bonus calculation for each of the executives for 2007 is determined by multiplying the "base bonus payout" (set forth below) by the executive's base salary as of March 27, 2007:

                  Position                                   Base Bonus Payout
                  --------                                   -----------------
Maxine Clark, Chief Executive Bear                                 125%
Scott Seay, President and Chief Operating Bear                      50%
Tina Klocke, Chief Financial Bear, Treasurer &  Secretary           35%
Teresa Kroll, Chief Marketing Bear                                  35%
Paul Bundonis, Chief Workshop Bear                                  35%

         The cash bonus, if any, to be paid to each respective executive officer will be calculated by multiplying the applicable percentage in column (2) below, based on the Company's net income for 2007, by the base bonus calculation set forth above:

                  (1)                                     (2)
           Achievement Level             Percentage of Base Bonus Calculation
               Threshold                                  25%
                Target                                   100%
                Maximum                                  220%


         The calculation of cash bonuses will be interpolated to reflect the Company's net income results which fall within any of the defined achievement levels set forth in column (1) above. The interpolation will be calculated in accordance with the methodology set forth in the Build-A-Bear Workshop, Inc. 2007 Bonus Plan, in the sole discretion of the Committee. This discretion includes the ability to reduce the otherwise applicable percentage of base bonus calculation for each achievement level, but the Committee may not use its discretion to increase the amount of compensation payable above the maximum percentage of base bonus calculation for each achievement level. No executive officer bonuses will be paid if the threshold net income level is not reached for fiscal year 2007.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BUILD-A-BEAR WORKSHOP, INC.



Date: April 2, 2007                By:      /s/ Tina Klocke
                                            -----------------------------------
                                            Name:   Tina Klocke
                                            Title:  Chief Financial Bear,
                                                    Secretary and Treasurer


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